UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 18, 2015, the Board of Directors of Allscripts Healthcare Solutions, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated By-Laws, effective the same date, to add a new Article IX thereto providing that, unless the Board, on behalf of the Company, consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any of its directors, officers or other employees arising pursuant to any provision of the Delaware General Corporation Law, the Company’s Certificate of Incorporation or the By-Laws (in each case, as may be amended from time to time) or (iv) any action asserting a claim against the Company or any of its directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware, in all cases subject to the court’s having personal jurisdiction over all indispensable parties named as defendants.

The intent of the amendment to the Company’s Amended and Restated By-Laws is to avoid excessive costs and inefficiencies that the Company may incur from time to time from multijurisdictional litigation of the type described in Article IX of the Amended and Restated By-Laws (also set forth above).

On August 18, 2015, the Board of Directors of the Company also approved amendments to the Company’s Amended and Restated By-Laws, effective the same date, to delete certain obsolete provisions which were instituted in connection with the Company’s merger with Eclipsys Corporation in 2010 that are no longer in effect.

A copy of the Company’s Amended and Restated By-Laws, as amended, is filed herewith as Exhibit 3.1 and is incorporated herein by reference. A marked version of the Company’s Amended and Restated By-Laws, as amended, is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

 The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Bylaws of Allscripts Healthcare Solutions, Inc., as amended through August 18, 2015
3.2	Bylaws of Allscripts Healthcare Solutions, Inc., as amended through August 18, 2015 (marked to show changes)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: August 19, 2015
	By:	/s/ Brian P. Farley
Brian P. Farley Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws of Allscripts Healthcare Solutions, Inc., as amended through August 18, 2015
3.2	Bylaws of Allscripts Healthcare Solutions, Inc., as amended through August 18, 2015 (marked to show changes)

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